                                                                  Exhibit 99.2

                           SCHERING-PLOUGH CORPORATION
                      STATEMENTS OF CONSOLIDATED OPERATIONS
                        (DOLLARS IN MILLIONS, EXCEPT EPS)
                                   (UNAUDITED)



                                                 2005                                        2004
                                ---------------------------------------------------------------------------------------------------
                                 1st   2nd   6   3rd   9   4th        1st     2nd      6      3rd     9      4th           1st Qtr.
                                 Qtr.  Qtr. Mos. Qtr. Mos. Qtr. Year  Qtr.    Qtr.    Mos.    Qtr.   Mos.    Qtr.   Year      vs
                                  $     $    $    $    $    $     $    $       $       $       $      $       $       $    1st Qtr.
                                -----  ---  ---  ---  ---  ---  ---- -----   -----   -----   -----  -----   -----   -----  --------
Net Sales                       2,369                                1,963   2,147   4,110   1,978  6,088   2,184   8,272     21%

   Cost of Sales                  889                                  740     790   1,530     711  2,241     829   3,070     20%
                                -----                                -----   -----   -----   -----  -----   -----   -----    ----
Gross Margin                    1,480                                1,223   1,357   2,580   1,267  3,847   1,355   5,202     21%

   Total SG&A                   1,081                                  914     979   1,893     892  2,785   1,026   3,811     18%
   Research & Development  1/     384                                  372     451     824     378  1,201     406   1,607      3%
   Other, Net                      17                                   36      43      78      34    112      33     146    (52%)
   Special Charges  2/             27                                   70      42     112      26    138      15     153    (61%)
   Equity Income from
     Cholesterol Joint Venture   (220)                                 (78)    (77)   (154)    (95)  (249)    (98)   (347)    N/M
                                -----                                -----   -----   -----   -----  -----   -----   -----    ----
Income/(Loss) before Income
 Taxes                            191                                  (91)    (81)   (173)     32   (140)    (27)   (168)    N/M

Income Tax Expense/(Benefit) 3/    64                                  (18)    (16)    (35)      6    (28)    807     779     N/M
                                -----                                -----   -----   -----   -----  -----   -----   -----    ----
Net Income/(Loss)                 127                                  (73)    (65)   (138)     26   (112)   (834)   (947)    N/M
                                =====                                =====   =====   =====   =====  =====   =====   =====    ====
Preferred Stock Dividends          22                                    -       -       -      12     12      22      34     N/M
                                -----                                -----   -----   -----   -----  -----   -----   -----    ----
Net Income/(Loss) Available to
  Common Shareholders             105                                  (73)    (65)   (138)     14   (124)   (856)   (981)    N/M
                                =====                                =====   =====   =====   =====  =====   =====   =====    ====
Diluted Earnings/(Loss) per
Common  Share                    0.07                                (0.05)  (0.04)  (0.09)   0.01  (0.08)  (0.58)  (0.67)    N/M
                                =====                                =====   =====   =====   =====  =====   =====   =====    ====
Avg. Shares Outstanding-
 Diluted                        1,480                                1,471   1,472   1,471   1,475  1,472   1,473   1,472
Actual Shares Outstanding       1,475                                1,472   1,472   1,472   1,472  1,472   1,474   1,474

Ratios To Net Sales

Net Sales                       100.0%                               100.0%  100.0%  100.0%  100.0% 100.0%  100.0%  100.0%

     Cost of Sales               37.5%                                37.7%   36.8%   37.2%   35.9%  36.8%   37.9%   37.1%

Gross Margin                     62.5%                                62.3%   63.2%   62.8%   64.1%  63.2%   62.1%   62.9%

     Total SG&A                  45.6%                                46.6%   45.6%   46.1%   45.1%  45.7%   47.0%   46.1%

     Research & Development      16.2%                                19.0%   21.0%   20.0%   19.1%  19.7%   18.6%   19.4%

Income/(Loss) Before Income
 Taxes                            8.0%                                (4.6%)  (3.8%)  (4.2%)   1.6%  (2.3%)  (1.3%)  (2.0%)

Income Taxes Expense/(Benefit)    2.7%                                (0.9%)  (0.8%)  (0.8%)   0.3%  (0.5%)  37.0%    9.4%

Net Income/(Loss)                 5.3%                                (3.7%)  (3.0%)  (3.4%)   1.3%  (1.8%) (38.2%) (11.4%)

Note: The Company noted that it incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the "Equity income from cholesterol joint venture" and are borne by the overall cost structure of Schering-Plough.

1/ Research and development in 2004 includes an $80 million upfront payment in conjunction with the licensing from Toyama Chemical Company LTD. of garenoxacin, a quinolone antibiotic in development.

2/ Special Charges for the first quarter ended March 31, 2005 related primarily to employee termination costs for a headcount reduction at a European manufacturing facility.

      Special charges for the first quarter ended March 31, 2004 included $44 million of employee termination costs, as well as $26 million of asset impairment charges primarily related to the Company's exit from a small European research-and-development facility.

      Special Charges for the twelve months ended December 31, 2004 included $119 million of employee termination costs, as well as $27 million of asset impairment charges and $7 million of closure costs primarily related to the aforementioned research-and-development facility.

3/ Tax expense during the first quarter of 2005 primarily related to foreign tax expense as the company did not recognize the benefit of U.S. tax operating losses. In the fourth quarter ended December 31, 2004, the Company recorded the impact of the intended repatriation of funds under the American Jobs Creation Act of 2004.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                               CONSOLIDATED SALES
                              (DOLLARS IN MILLIONS)

                                          2005                                         2004
                       -----------------------------------------  ---------------------------------------------------------
                        1st   2nd    6    3rd    9    4th          1st    2nd     6     3rd     9     4th          1st Qtr.
                        Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year   Qtr.   Qtr.   Mos.   Qtr.   Mos.   Qtr.  Year      vs
                         $     $     $     $     $     $     $      $      $      $      $      $      $      $    1st Qtr.
                       -----  ----  ----  ----  ----  ----  ----  -----  -----  -----  -----  -----  -----  -----  --------
PRESCRIPTION PHARM:    1,846                                      1,481  1,644  3,125  1,556  4,681  1,737  6,417    25%
  U.S.                   549                                        411    495    906    518  1,424    584  2,007    33%
  International        1,297                                      1,070  1,150  2,220  1,037  3,257  1,153  4,410    21%

CONSUMER HEALTH CARE:    330                                        312    317    629    239    868    217  1,085     6%

  OTC:                   162                                        157    150    306    150    456    121    578     4%
      OTC Claritin *     116                                        117    117    234    110    344     75    419    (1%)
      Other OTC           46                                         40     32     72     41    112     46    159    18%

  FOOT CARE:              84                                         76     89    166     86    252     79    331    10%

  SUN CARE:               84                                         79     78    157      3    160     17    176     5%

ANIMAL HEALTH:           193                                        170    186    356    183    539    230    770    14%
  U.S.                    44                                         41     36     77     56    133     61    194     8%
  International          149                                        129    150    279    127    406    169    575    15%

TOTAL CONSOLIDATED:    2,369                                      1,963  2,147  4,110  1,978  6,088  2,184  8,272    21%
                       -----                                      -----  -----  -----  -----  -----  -----  -----
  U.S.                   897                                        738    827  1,565    800  2,365    854  3,219    21%
  International        1,472                                      1,225  1,320  2,545  1,178  3,723  1,330  5,053    20%

* Includes net sales of Claritin in Canada.


       All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
              PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                     GLOBAL PRESCRIPTION PHARM            U.S.              INTERNATIONAL
                     --------------------------  ---------------------  ----------------------
                     2005     2004               2005  2004             2005   2004
                     -----    -----              ----  ----             -----  -----
                      1st      1st     1st Qtr.  1st   1st   1st Qtr.    1st    1st   1st Qtr.
                      Qtr.     Qtr.       vs     Qtr.  Qtr.      vs      Qtr.   Qtr.     vs
                       $        $      1st Qtr.   $      $    1st Qtr.    $      $    1st Qtr.
                     -----    -----    --------  ----  ----  ---------  -----  -----  --------
PRESCRIPTION PHARM:  1,846    1,481       25%     549   411     33%     1,297  1,070     21%

Remicade               220      165       33%       -     -      -        220    165     33%
Nasonex                183      140       30%     109    82     32%        74     58     27%
PEG-Intron             170      148       14%      52    63    (17%)      118     85     38%
Clarinex / Aerius      144      130       11%      67    69     (3%)       77     61     26%
Temodar                131       86       52%      57    37     54%        74     49     50%
Claritin Rx 1/         111       91       22%       -     -      -        111     91     22%
Integrilin              75       73        3%      71    68      6%         4      5    (25%)
Intron A                73       69        6%      32    18     80%        41     51    (20%)
Avelox  2/              73        -      N/M       73     -    N/M          -      -    N/M
Rebetol                 64       99      (35%)      -    31    N/M         70     68      2%
Subutex                 51       44       16%       -     -      -         51     44     16%
Caelyx                  43       34       27%       -     -      -         43     34     27%
Elocon                  41       38        6%       4     7    (46%)       37     31     18%
Cipro  2/               37        -      N/M       37     -    N/M          -      -    N/M

1/ Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

2/    Includes net sales in Puerto Rico

            All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
          GLOBAL PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                                                2005                                         2004
                            ------------------------------------------  ---------------------------------------------------------
                             1st    2nd    6    3rd    9    4th          1st    2nd     6     3rd     9     4th          1st Qtr.
                             Qtr.   Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year   Qtr.   Qtr.   Mos.   Qtr.   Mos.   Qtr.  Year     vs
                              $      $     $     $     $     $      $     $      $      $      $      $      $      $    1st Qtr.
                            -----  -----  ----  ----  ----  ----  ----  -----  -----  -----  -----  -----  -----  -----  --------
GLOBAL PRESCRIPTION PHARM:  1,846                                       1,481  1,644  3,125  1,556  4,681  1,737  6,417    25%

Remicade                      220                                         165    182    347    188    535    212    746    33%
Nasonex                       183                                         140    156    296    153    449    145    594    30%
PEG-Intron                    170                                         148    144    293    132    425    138    563    14%
Clarinex / Aerius             144                                         130    226    356    175    530    162    692    11%
Temodar                       131                                          86    102    188    121    309    150    459    52%
Claritin Rx 1/                111                                          91     82    173     67    240     80    321    22%
Integrilin                     75                                          73     78    151     94    245     81    325     3%
Intron A                       73                                          69     89    158     81    239     79    318     6%
Avelox  2/                     73                                           -      -      -      -      -     44     44   N/M
Rebetol                        64                                          99     88    187     52    239     49    287   (35%)
Subutex                        51                                          44     47     91     45    136     50    185    16%
Caelyx                         43                                          34     35     70     39    109     40    150    27%
Elocon                         41                                          38     46     84     42    127     42    168     6%
Cipro  2/                      37                                           -      -      -      -      -     43     43   N/M

1/ Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

2/    Includes net sales in Puerto Rico

            All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                  U.S. PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                                     2005                                      2004
                   ----------------------------------------  ----------------------------------------------------
                   1st   2nd    6    3rd    9    4th         1st   2nd    6    3rd     9    4th          1st Qtr.
                   Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year  Qtr.  Qtr.  Mos.  Qtr.   Mos.  Qtr.  Year     vs
                    $     $     $     $     $     $     $     $     $     $     $      $     $      $    1st Qtr.
                   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----  ----  -----  --------
TOTAL U.S. PHARM:  549                                       411   495   906   518   1,424  584   2,007    33%

Nasonex            109                                        82    85   167   104     271   81     353    32%
PEG-Intron          52                                        63    50   113    49     163   42     205   (17%)
Clarinex / Aerius   67                                        69   126   195   118     313  107     420    (3%)
Temodar             57                                        37    45    82    60     142   79     220    54%
Integrilin          71                                        68    72   139    88     228   74     301     6%
Intron A            32                                        18    33    51    30      81   29     109    80%
Avelox  1/          73                                         -     -     -     -       -   44      44   N/M
Rebetol              -                                        31    23    53     -      54    -      45   N/M
Elocon               4                                         7    12    19    12      31    9      40   (46%)
Cipro  1/           37                                         -     -     -     -       -   43      43   N/M

1/    Includes net sales in Puerto Rico

            All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
             INTERNATIONAL PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                                               2005                                          2004
                            -----------------------------------------  ---------------------------------------------------------
                             1st   2nd    6    3rd    9    4th          1st    2nd     6     3rd     9     4th          1st Qtr.
                             Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year   Qtr.   Qtr.   Mos.   Qtr.   Mos.   Qtr.  Year     vs
                              $     $     $     $     $     $     $      $      $      $      $      $      $      $    1st Qtr.
                            -----  ----  ----  ----  ----  ----  ----  ----   -----  -----  -----  -----  -----  -----  --------
TOTAL INTERNATIONAL PHARM:  1,297                                      1,070  1,150  2,220  1,037  3,257  1,153  4,410    21%

Remicade                      220                                        165    182    347    188    535    212    746    33%
Nasonex                        74                                         58     71    129     48    178     64    242    27%
PEG-Intron                    118                                         85     94    179     83    262     96    358    38%
Clarinex / Aerius              77                                         61    100    161     57    218     55    272    26%
Temodar                        74                                         49     57    106     61    168     72    239    50%
Claritin Rx  1/               111                                         91     82    173     67    240     80    321    22%
Integrilin                      4                                          5      6     12      5     17      7     24   (25%)
Intron A                       41                                         51     56    107     51    158     50    208   (20%)
Rebetol                        70                                         68     65    133     52    185     57    242     2%
Subutex                        51                                         44     47     91     45    136     50    185    16%
Caelyx                         43                                         34     35     70     39    109     40    150    27%
Elocon                         37                                         31     34     65     31     96     32    128    18%

1/ Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

            All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                           CHOLESTEROL FRANCHISE SALES
                              (DOLLARS IN MILLIONS)

                                          2005                                      2004
                         ---------------------------------------  ---------------------------------------------------
                         1st  2nd    6    3rd    9    4th         1st   2nd    6    3rd    9    4th          1st Qtr.
                         Qtr. Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year  Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year     vs
                          $    $     $     $     $     $     $     $     $     $     $     $     $      $    1st Qtr.
                         ---  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----  --------
GLOBAL ZETIA: 1/         331                                      189   242   431   294   725   328   1,052   N/M
  U.S.                   269                                      169   212   381   256   637   274     910    59%
  International           62                                       20    30    50    38    88    54     142   N/M

GLOBAL VYTORIN: 1/ 2/    178                                        -     5     5    50    55    75     131   N/M
  U.S.                   157                                        -     -     -    42    42    59     102   N/M
  International           21                                        -     5     5     8    13    16      29   N/M

GLOBAL CHOLESTEROL: 1/   509                                      189   247   436   344   780   403   1,183   N/M
  U.S.                   426                                      169   212   381   298   679   333   1,012   N/M
  International           83                                       20    35    55    46   101    70     171   N/M

1/ Substantially all sales of cholesterol products are not included in the Company's net sales. Global sales include sales under the Merck/Schering-Plough partnership, plus any sales that are not part of the partnership, such as Schering-Plough sales of cholesterol products in Latin America. In the first quarter of 2005 and 2004, sales in non-joint venture territories of the cholesterol franchise totaled $4 and $1, respectively.

2/ Vytorin received first regulatory approval in 2004.

The results of the operation of the joint venture are reflected in equity income and have no impact on the Company's gross and other operating margins.

The company utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of net income/(loss) based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 of ZETIA sales. Above $300 of ZETIA sales, the companies share profits equally. Schering-Plough's allocation of joint venture income is increased by milestones earned. Further, either partner's share of the joint venture's net income/(loss) is subject to a reduction if the partner fails to perform a specified minimum number of physician details in a particular country. The partners agree annually to the minimum number of physician details by country.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                      STATEMENTS OF CONSOLIDATED OPERATIONS
                              (DOLLARS IN MILLIONS)
                                   (UNAUDITED)

                                          2005                                      2004
                       -----------------------------------------  -----------------------------------------------
                        1st   2nd    6    3rd    9    4th          1st   2nd      6    3rd      9     4th
                        Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year   Qtr.  Qtr.    Mos.  Qtr.    Mos.   Qtr.  Year
                         $     $     $     $     $     $     $      $     $       $     $       $      $      $
                       -----  ----  ----  ----  ----  ----  ----  -----  ---    -----  -----  -----  -----  -----
GEOGRAPHIC SALES

U.S.                     897                                        738    827  1,565    800  2,365    854  3,219

EUROPE AND CANADA      1,035                                        874    972  1,846    820  2,666    929  3,595

LATIN AMERICA            210                                        174    182    356    204    560    223    782

PACIFIC AREA AND ASIA    227                                        177    166    343    154    497    178    676
                       -----                                      -----  -----  -----  -----  -----  -----  -----

CONSOLIDATED SALES     2,369                                      1,963  2,147  4,110  1,978  6,088  2,184  8,272
                       -----                                      -----  -----  -----  -----  -----  -----  -----

                                                2005                                         2004
                             -----------------------------------------  --------------------------------------------------
                              1st   2nd    6    3rd    9    4th          1st    2nd     6     3rd     9      4th
                              Qtr.  Qtr.  Mos.  Qtr.  Mos.  Qtr.  Year   Qtr.   Qtr.   Mos.   Qtr.   Mos.    Qtr.    Year
                               $     $     $     $     $     $     $      $      $      $      $      $       $        $
                             -----  ----  ----  ----  ----  ----  ----  -----  -----  -----  -----  ------  ------  ------
CONSOLIDATED SALES
GROWTH RATES:
     As Reported               21%                                        (6%)   (7%)   (6%)   (1%)    (5%)    12%     (1%)
     Excluding Exchange        17%                                       (12%)  (10%)  (11%)   (4%)    (9%)     8%     (5%)

OTHER, NET
    Interest Income           $33                                        $14    $15    $29    $20     $50     $31     $80
    Interest Expense          (45)                                       (48)   (43)   (91)   (39)   (130)    (38)   (168)
    FX Gains/(Losses)          (4)                                        (1)    (4)    (4)     0      (4)     (1)     (5)
    Other Income/(Expense)     (1)                                        (1)   (11)   (12)   (15)    (28)    (25)    (53)
                              ---                                        ---   ----   ----   ----    ----    ----    ----
Total - Other, Net           ($17)                                      ($36)  ($43)  ($78)  ($34)  ($112)   ($33)  ($146)


      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                                                     Alex Kelly     908-298-7450

                                                     Janet M. Barth 908-298-7417